EXHIBIT 8(d)

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                              Income Strategy Fund

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

  Income Strategy Fund - charge per account        $25.50

USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
Income Strategy Fund


By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President

Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                             Balanced Strategy Fund

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

 Balanced Strategy Fund - charge per account       $23.00

USAA INVESTMENT TRUST                              USAA TRANSFER AGENCY COMPANY
Balanced Strategy Fund


By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President

Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                              Growth Strategy Fund

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

 Growth Strategy Fund - charge per account         $23.00

USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
Growth Strategy Fund


By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President

Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                           Cornerstone Strategy Fund

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

 Cornerstone Strategy Fund - charge per account    $23.00

USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
Cornerstone Strategy Fund


By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President

Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                          Growth and Tax Strategy Fund

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

 Growth and Tax Strategy Fund  - charge per account          $25.50



USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
Growth and Tax Strategy Fund

By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President

Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                             Emerging Markets Fund

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

 Emerging Markets Fund - charge per account        $23.00


USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
Emerging Markets Fund


By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President

Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                               International Fund

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

 International Fund - charge per account           $23.00

USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
International Fund



By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President

Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                    Gold Fund (Precious Metals and Minerals
                        Fund effective October 1, 2001)

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

Gold Fund (Precious Metals and Minerals Fund
effective October 1, 2001) - charge per account    $23.00



USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
Gold Fund (Precious Metals and Minerals
Fund effective October 1, 2001)



By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President

Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                               World Growth Fund

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

 World Growth Fund - charge per account            $23.00

USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
World Growth Fund


By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President


Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                                   GNMA Trust

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


 GNMA Trust - charge per account                   $25.50

USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
GNMA Trust

By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President


Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                             USAA INVESTMENT TRUST
                          Treasury Money Market Trust

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GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.

 Treasury Money Market Trust  - charge per account         $25.50

USAA INVESTMENT TRUST                        USAA TRANSFER AGENCY COMPANY
Treasury Money Market Trust


By:    /s/ Christopher W. Claus              By:    /s/ Terri L. Luensmann
      --------------------------------             --------------------------
      Christopher W. Claus                          Terri L. Luensmann
      President                                     Vice President

Date: August 1, 2001                         Date: August 1, 2001